UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2007

GREENPOINT MORTGAGE FUNDING TRUST 2007-HE1
(Exact name of issuing entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-131374-49	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01              Financial Statements and Exhibits.

(a)	Not applicable

(b)          Not applicable

(c)          Exhibits:

Exhibit No.	Description
1.0
The Underwriting Agreement, dated as of April 13, 2006 between Bear, Stearns & Co., Inc. as Underwriter and Bear Stearns Asset Backed Securities I LLC as Depositor and the related Terms Agreement to the Underwriting Agreement, dated as of March 5, 2007, between Bear, Stearns & Co., Inc. as Underwriter and Bear Stearns Asset Backed Securities I LLC as Depositor.

3.1
Amended and Restated Trust Agreement, dated as of March 6, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association, as Securities Administrator.

Exhibit No.	Description
4.1
Indenture, dated as of March 6, 2007, among Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator and Citibank, N.A., as Indenture Trustee.

Exhibit No.	Description
99.1
Sale and Servicing Agreement, dated as of March 6, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, Citibank, N.A., as Indenture Trustee, LaSalle Bank National Association, as Master Servicer and Securities Administrator and EMC Mortgage Corporation as Sponosor and Company.

Exhibit No.	Description
99.2
Administration Agreement, dated as of March 6, 2007, among Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Bear Stearns Asset Backed Securities I LLC, as Depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: March 21, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

1.0
The Underwriting Agreement, dated as of April 13, 2006 between Bear, Stearns & Co., Inc. as Underwriter and Bear Stearns Asset Backed Securities I LLC as Depositor and the related Terms Agreement to the Underwriting Agreement, dated as of March 5, 2007, between Bear, Stearns & Co., Inc. as Underwriter and Bear Stearns Asset Backed Securities I LLC as Depositor.

3.1
Amended and Restated Trust Agreement, dated as of March 6, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and LaSalle Bank National Association, as Securities Administrator.

4.1
Indenture, dated as of March 6, 2007, among Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator and Citibank, N.A., as Indenture Trustee.

99.1
Sale and Servicing Agreement, dated as of March 6, 2007, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, Citibank, N.A., as Indenture Trustee, LaSalle Bank National Association, as Master Servicer and Securities Administrator and EMC Mortgage Corporation as Seller and Company.

99.2
Administration Agreement, dated as of March 6, 2007, among Greenpoint Mortgage Funding Trust 2007-HE1, as Issuing Entity, LaSalle Bank National Association, as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Bear Stearns Asset Backed Securities I LLC, as Depositor.